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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): March 14, 2005


                       AMERICAN INTERNATIONAL GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)


       Delaware                      1-8787                   13-2592361
   (State or Other           (Commission File Number)       (IRS Employer
   Jurisdiction of                                          Identification No.)
   Incorporation)


                                 70 Pine Street
                            New York, New York 10270
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 770-7000

                   ------------------------------------------
         (Former name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

      On March 14, 2005, American International Group, Inc. (AIG) issued a press release announcing that, effective on that date:

      (i) Martin J. Sullivan, 50, has been elected President and Chief Executive Officer of AIG, succeeding Maurice R. Greenberg. Mr. Greenberg will serve in the capacity of non-executive Chairman. Mr. Sullivan previously served as AIG Vice Chairman and Co-Chief Operating Officer since 2002 and prior to that as AIG Executive Vice President - Foreign General Insurance. Mr. Sullivan also serves as a director of AIG.

      (ii) Donald P. Kanak, 52, has been elected Executive Vice Chairman and Chief Operating Officer of AIG. Mr. Kanak previously served as AIG Vice Chairman and Co-Chief Operating Officer since 2002. In 1995, Mr. Kanak was appointed President and Chief Operating Officer of the AIG Companies in Japan and Korea and became President and Chief Executive Officer of the AIG Companies in Japan and Korea in January 2001. Mr. Kanak also serves as a director of AIG.

      (iii) Steven J. Bensinger, 50, has been elected Executive Vice President, Chief Financial Officer, Treasurer and Comptroller of AIG, succeeding as Chief Financial Officer, Howard I. Smith who has taken leave. Mr. Bensinger was elected AIG Senior Vice President and Comptroller in January 2005 and has served as Treasurer of AIG since 2002. Prior to joining AIG in September 2002, Mr. Bensinger was Executive Vice President and Chief Financial Officer of Combined Specialty Group, Inc. (a division of Aon Corporation) commencing in March 2002, and served as Executive Vice President of Trenwick Group, Ltd. from October 1999 through December 2001 and as President of Chartwell Re Corp. from March 1993 until October 1999.

      A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.



Section 8 - Other Events

Item 8.01. Other Events.

      On March 14, 2005, AIG also announced, in the press release referred to in
Item 5.02 above, that the filing of its 2004 Annual Report on Form 10-K, which is due on March 16, 2005, will be delayed. This action is the result of the management changes described above as well as AIG's ongoing internal review of the accounting for certain transactions, which review was commenced in connection with previously announced regulatory inquiries. AIG does not believe that any of the matters subject to the review are likely to result in significant changes to AIG's financial position.


Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

      (c) Exhibits.

      Exhibit 99.1 Press release of American International Group, Inc. dated March 14, 2005.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN INTERNATIONAL GROUP, INC.
                                                 (Registrant)

Date: March 14, 2005                    By /s/ KATHLEEN E. SHANNON
                                        ------------------------------------
                                        Name:  Kathleen E. Shannon
                                        Title: Senior Vice President
                                               and Secretary
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                                 EXHIBIT INDEX


Exhibit No.                        Description
-----------                        -----------

99.1                               Press Release of American International
                                   Group, Inc. dated March 14, 2005.